SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2002


             First Horizon Mortgage Pass-Through Trust, Series 2001-1

                (Exact name of registrant as specified in charter)

New York                         333-47798-01                  13-4155757
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)


c/o The Bank of New York, as Trustee
101 Barclay Street, 8 West
New York, NY                                                10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 815-6436

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2001-1

On November 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2001-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2001, among FH as Depositor, Seller and Master Servicer and The Bank of New York, as Trustee.

On November 26, 2002, an annual report on Form 10-K for First Horizon
Mortgage Pass-Through Trust Series 2001-1 was filed with the United States Securites and Exchange Commission for the fiscal year ended December 31, 2001.


Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2001-1 relating to the distribution date of November 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2002


                          First Horizon Mortgage Pass-Through Trust
			  Series 2001-1
			  (Registrant)

			  Signed:  The Bank of New York, as Trustee


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2002


                             Payment Date: 11/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    7.250000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    6.750000%             0.00          0.00            0.00       0.00       0.00
                        A3                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A4            643,968.11    7.000000%       643,968.11      3,740.51      647,708.62       0.00      15.97
                        A5         20,818,000.00    7.000000%     4,304,096.10    120,922.02    4,425,018.12       0.00     516.31
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,103,779.42    7.000000%         2,910.63     23,836.93       26,747.57       0.00     101.78
                        B2          1,743,416.38    7.000000%         1,236.53     10,126.69       11,363.22       0.00      43.24
                        B3            923,448.92    7.000000%           654.96      5,363.88        6,018.84       0.00      22.90
                        B4            819,967.45    7.000000%           581.57      4,762.81        5,344.37       0.00      20.34
                        B5            513,465.20    7.000000%           364.18      2,982.48        3,346.66       0.00      12.73
                        B6            615,872.98    7.000000%           436.81      3,577.32        4,014.13       0.00      15.27
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         30,181,918.46     -            4,954,248.89    175,312.64    5,129,561.53     -          748.55
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3                  0.00              0.00
                                A4                  0.00             15.97
                                A5         16,513,903.90            516.31
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,100,868.79            101.78
                                B2          1,742,179.85             43.24
                                B3            922,793.96             22.90
                                B4            819,385.89             20.34
                                B5            513,101.02             12.73
                                B6            615,436.17             15.27
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         25,227,669.58            748.55
--------------------------------------------------------------------------------

                             Payment Date: 11/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     7.250000% 32051DDS8     0.000000      0.000000      0.000000
                           A2              0.00     6.750000% 32051DDT6     0.000000      0.000000      0.000000
                           A3              0.00     7.000000% 32051DDU3     0.000000      0.000000      0.000000
                           A4        643,968.11     7.000000% 32051DDV1    53.664009      0.311709      0.000000
                           A5     20,818,000.00     7.000000% 32051DDW9   206.748780      5.808532    793.251220
Residual                   AR              0.00     7.000000% 32051DDY5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,103,779.42     7.000000% 32051DDZ2     0.698999      5.724528    984.838806
                           B2      1,743,416.38     7.000000% 32051DEA6     0.698999      5.724528    984.838806
                           B3        923,448.92     7.000000% 32051DEB4     0.698999      5.724528    984.838806
                           B4        819,967.45     7.000000% 32051DEC2     0.698999      5.724528    984.838806
                           B5        513,465.20     7.000000% 32051DED0     0.698999      5.724528    984.838806
                           B6        615,872.98     7.000000% 32051DEE8     0.698999      5.724528    984.838806
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      30,181,918.46       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        25,227,669.50    25,227,669.50
Loan count                     70               70
Avg loan rate           8.097173%             8.10
Prepay amount        4,932,842.16     4,932,842.16

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         3,541.94         3,541.94
Sub servicer fees       21,399.22        21,399.22
Trustee fees               149.40           149.40


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             161,242.00       161,242.00
Fraud                  301,819.18       301,819.18
Special Hazard       1,475,134.08     1,475,134.08


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           71.123268%           100.000000%             21,461,968.11
   -----------------------------------------------------------------------------
   Junior           28.876732%             0.000000%              8,713,765.68
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                   953,922.10
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                   953,922.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,129,561.53          5,129,561.53
Principal remittance amount            4,954,248.89          4,954,248.89
Interest remittance amount               175,312.64            175,312.64